                       AIM VARIABLE INSURANCE FUNDS, INC.

                       AIM V.I. INTERNATIONAL EQUITY FUND


                          Supplement dated July 1, 1998
                       to the Prospectus dated May 1, 1998


The last sentence in the first paragraph under the caption "CERTAIN INVESTMENT STRATEGIES AND TECHNIQUES - OPTIONS" on page 6 is deleted and replaced in its entirety by the following:

    "A put option is covered if, for example, the Fund maintains in a segregated account liquid assets with a value equal to the exercise price of the put option."


The following paragraphs are added to the discussion appearing under the caption "RISK FACTORS - FOREIGN SECURITIES - CURRENCY RISK," on page 7 of the prospectus:

    "Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain are members of the European Economic and Monetary Union (the "EEMU"). The EEMU intends to establish a common European currency for participating countries which will be known as the "euro." It is anticipated that each participating country will supplement its existing currency with the euro on January 1, 1999, and will replace its existing currency with the euro on July 1, 2002. Any other European country which is a member of the EEMU may elect to participate in the EEMU and may supplement its existing currency with the euro after January 1, 1999.

    The expected introduction of the euro presents unique risks and uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by January 1, 1999; how outstanding financial contracts will be treated after January 1, 1999; the establishment of exchange rates for existing currencies and the euro; and the creation of suitable clearing and settlement systems for the euro. These and other factors could cause market disruptions before or after the introduction of the euro and could adversely affect the value of securities held by the Fund."

The following paragraph should be added after the last paragraph of the "DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS" section on page 11 of the prospectus:

    "Shareholders should also note that the IRS is currently considering whether and when the introduction of a single European currency (euro) in 1999 will cause gain or loss to be realized on foreign financial instruments denominated in certain European currencies, which could affect the amount of distributions made by each Fund investing in such instruments."